Rydex Variable Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX VARIABLE TRUST

High Yield Strategy Fund

Supplement dated August 11, 2016 to the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectuses”) for the High Yield Strategy Fund.

This supplement provides new and additional information beyond that contained in the Prospectuses for the High Yield Strategy Fund and should be read in conjunction with the Prospectuses.

Effective immediately, the Advisor expects to invest in total return swaps on exchange-traded funds (“ETFs”) to a greater extent to obtain investment exposure it currently obtains through direct investments in ETFs. Accordingly, the first three paragraphs of the Fund’s “Principal Investment Strategies” are deleted in their entirety and replaced with the paragraphs set forth below, which have been revised to enhance the existing disclosure regarding the Fund’s investments in swaps on ETFs.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to gain exposure similar to the total return of the high yield bond market, as represented by U.S. and Canadian high yield bonds, by investing in fixed rate, non-investment grade debt through the use of credit default swaps, high yield securities, futures, total return swaps on exchange-traded funds (“ETFs”), and other financial instruments with economic characteristics comparable to those of the high yield bond market. Generally, high yield bonds, which are also commonly referred to as “junk bonds,” are those bonds rated BB+ and lower by Standard & Poor’s Rating Service or Ba1 and lower by Moody’s Investor Services, Inc., but may include unrated bonds that the Advisor determines are of similar quality. The Advisor will consider the liquidity, transaction costs and relative value of available investments in seeking to meet the Fund’s investment objective.

The Fund will primarily invest in credit default swaps, swaps on ETFs, and bond futures to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market, but may also buy credit protection from time to time in order to maintain the appropriate level of exposure to the high yield bond market, such as during times of heavy redemption activity. The Fund's investments in bond futures are expected to provide exposure to interest rate risk comparable to that experienced in the high yield bond market, and will complement the Fund's swaps investments exposure to produce investment exposure that in the aggregate is similar to that of the high yield bond market.

For cash management purposes, the Fund may invest in other fixed income securities and money market instruments. The Fund also may invest in other financial instruments including corporate notes, convertible debt securities, preferred securities and derivatives thereof, as well as other investment companies, consisting of ETFs, unit investment trusts, and closed-end funds, that invest primarily in high yield debt instruments. While the Fund anticipates investing in these instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day to day depending on a number of different factors, including price, availability, and general market conditions. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments.

The Fund’s investment in swaps on ETFs will not affect the principal investment strategies utilized by the Fund and will affect their implementation to a minimal extent only. The change in investments is not expected to result in an increase in the Fund’s fees and expenses.

Please retain this supplement for future reference.

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